Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          Each of the undersigned hereby certifies, in his capacity as an officer of I-Flow Corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•	the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 14, 2003
/s/ Donald M. Earhart Donald M. Earhart Chairman, President, and Chief Executive Officer

/s/ James R. Talevich James R. Talevich Chief Financial Officer

Note:	A signed original of this written statement required by Section 906 has been provided to I-Flow Corporation and will be retained by I-Flow Corporation and furnished to the Securities and Exchange Commission or its staff upon request.